Kemper Income and Capital
Preservation Fund

                                             ANNUAL REPORT TO SHAREHOLDERS
                                             FOR THE YEAR ENDED OCTOBER 31, 1995


Offering investors the opportunity for a high level of current income and preservation of capital



"...The move out of mortgages and increased investment in Treasuries was extremely beneficial for the fund in terms of total return...as were the fund's corporate bonds..."






[KEMPER MUTUAL FUND LOGO]

                                                                        Table of
                                                                        Contents

                                                                               3
                                                                         General
                                                               Economic Overview

                                                                               5
                                                              Performance Update

                                                                               8
                                                                   Terms to Know

                                                                              10
                                                                Industry Sectors


                                                                              11
                                                                    Portfolio of
                                                                     Investments

                                                                              15
                                                                       Report of
                                                            Independent Auditors

                                                                              16
                                                            Financial Statements


                                                                              18
                                                                        Notes to
                                                            Financial Statements

                                                                              22
                                                            Financial Highlights

At A Glance


Kemper Income and Capital Preservation Fund Total Returns for the year ended October 31, 1995 (unadjusted for any sales charge):

                                                          LIPPER CORPORATE DEBT
                                                         A RATED FUNDS CATEGORY
Class A              Class B          Class C                  AVERAGE*
17.47%               16.12%           16.45%                    15.80%

                                  [BAR GRAPH]

*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable. Returns and rankings are historical and do not reflect future performance.

NET ASSET VALUE

                                                         As of                As of
                                                        10/31/95             10/31/94
-------------------------------------------------------------------------------------
KEMPER INCOME AND CAPITAL
PRESERVATION FUND CLASS A                                $8.62                $7.91
-------------------------------------------------------------------------------------
KEMPER INCOME AND CAPITAL
PRESERVATION FUND CLASS B                                $8.59                $7.90
-------------------------------------------------------------------------------------
KEMPER INCOME AND CAPITAL
PRESERVATION FUND CLASS C                                $8.61                $7.90
-------------------------------------------------------------------------------------

KEMPER INCOME AND CAPITAL
PRESERVATION FUND RANKINGS

COMPARED TO ALL OTHER FUNDS IN THE LIPPER
CORPORATE DEBT A RATED FUNDS CATEGORY*

              CLASS A         CLASS B      CLASS C
----------------------------------------------------
1-YEAR        # 19 OF         # 38 OF      # 33 OF
              111 FUNDS       111 FUNDS    111 FUNDS
----------------------------------------------------
5-YEAR        # 10 OF
              47 FUNDS        N/A          N/A
----------------------------------------------------
10-YEAR       # 8 OF
              25 FUNDS        N/A          N/A
----------------------------------------------------

DIVIDEND AND YIELD REVIEW

THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF OCTOBER 31, 1995.

                          CLASS A       CLASS B       CLASS C
-------------------------------------------------------------
1 YEAR INCOME:            $0.6180       $0.5402       $0.5442
-------------------------------------------------------------
OCTOBER DIVIDEND:         $0.0515       $0.0448       $0.0453
-------------------------------------------------------------
ANNUALIZED
DISTRIBUTION RATE+:        7.17%         6.26%         6.31%
-------------------------------------------------------------
SEC YIELD+:                5.75%         5.10%         5.12%
-------------------------------------------------------------

+Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 1995. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended October 31, 1995 shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission.

About Your Report

SHAREHOLDER REPORTS REVISED

Your fund's annual report is the best source for tracking the progress of your investment. This report includes several changes that have been made in an effort to provide additional information to you as well as to explain significant changes to the fund over the last fiscal year. In addition, the performance update includes commentary from your fund's portfolio manager on what might be expected in the coming months.


Specifically, your report now includes:

- Terms you need to know related to your fund

- A look at your fund's portfolio composition and how it has changed

- The years to maturity and the duration of the fund's underlying investments

If you have any comments about the revised format, please write to:

      Kemper Mutual Funds
      Shareholder Communications
      120 South LaSalle Street
      Chicago, IL 60603

General Economic Overview


[PHOTO of Stephen B. Timbers]

STEPHEN B. TIMBERS IS CHIEF EXECUTIVE AND CHIEF INVESTMENT OFFICER OF KEMPER FINANCIAL SERVICES, INC. (KFS). KFS AND ITS AFFILIATES MANAGE APPROXIMATELY $63 BILLION IN ASSETS, INCLUDING $44 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.


DEAR SHAREHOLDER,

Investors enjoyed generally positive performance in both the fixed income and stock markets in 1995. The returns of most leading securities markets worldwide are significantly higher than they were in 1994.
  We have an excellent environment for financial assets. After several quarters of robust growth, the United States economy seems to be growing at a pace that investors find comfortable. Contrary to isolated reports that caused some observers to become concerned, we believe the economy is in no jeopardy of recession. Its health was confirmed with the news that the economy grew (as measured by real gross domestic product [GDP]) at an annual rate of 4.2% in the third quarter. This follows much lower growth in the first two quarters, as the economy was adjusting to the Federal Reserve Board's series of interest rate increases. The slowdown, in fact, was acknowledged by the Fed when it eased short-term rates by a small but symbolic 25 basis points in July. Now we know that the economy was rebounding from July through September.
  Growth without a corresponding increase in inflation is very encouraging. Although we are well along in the economic cycle and at a point when prices often start hiking up, inflationary pressures have actually been reduced somewhat.
  It is likely that the Fed will reduce rates again, possibly as early as December 19. An additional rate cut would provide stimulation for the economy and acknowledge the serious discussion -- if not resolution -- on reducing the federal budget deficit. Even with a rate cut, our forecast calls for lower growth ranging between 2% to 3% for the next few quarters, with the momentum likely to come from exports and nonresidential construction.

MARKET OUTLOOK
Slow growth and low inflation is the optimal combination for investors in the fixed income markets, and we expect them to continue to perform well.
  We believe that the opportunities for common stock investors will be increasingly concentrated in higher quality investments. After hitting new highs and showing considerable strength for most of the year, the stock market has shown some vulnerability and then gone on to set records. However, it's inevitable -- the current bull market will come to an end some day. In fact, some sectors may be overextended today.
  As we view the new year, companies cannot necessarily count on the economy to provide above-average earnings support. Rather, stocks that have proven themselves with a pattern of consistent earnings are likely to attract investor support. Specifically, sectors that produce more consistent earnings, such as health care, consumer nondurables, selected technology and selected capital goods can be expected to do well. Picking the right sectors to invest in will be the key challenge for equity investors during the next few quarters.
  International investing continues to be quite complex. After sinking to its post-World War II low in April, the value of the U.S. dollar has gained strength against most foreign currencies. While a stronger dollar favors the U.S. economy because it reduces the cost of American imports and attracts foreign capital, a strong dollar in relation to a local currency has the effect of devaluing a foreign investment. The value of the dollar and the attractiveness of U.S. investments to foreign investors will be key factors in the next few months.

General Economic Overview

-------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.
  The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.


                                 Now (11/30/95)   6 months ago     1 year ago       2 years ago
10-YEAR TREASURY RATE (1)             5.93           6.17             7.81              5.77
PRIME RATE (2)                        8.75           9.00             8.50              6.00
INFLATION RATE (3)                    2.74           3.18             2.60              2.74
THE U.S. DOLLAR (4)                  -1.57         - 9.31            -4.52              1.71
CAPITAL GOODS ORDERS (5) (*)          7.60          17.84            13.53             23.75
INDUSTRIAL PRODUCTION (6)             2.20           3.31             6.58              2.98
EMPLOYMENT GROWTH (7)                 1.50           2.29             3.15              2.58

                                  [BAR GRAPH]

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on corporate profits and equity performance.

(7)  An influence on family income and retail sales.

*Data as of October 31, 1995


SOURCE: ECONOMICS DEPARTMENT, KEMPER FINANCIAL SERVICES, INC.
-------------------------------------------------------------------------------


  We are in the midst of a global recovery, and the same fundamentals that have driven markets higher in the U.S. can be found in many foreign countries currently. However, leading international economies continue to lag the U.S. Japan and Germany, whose economies typically follow U.S. growth, are not as robust as in past cycles. Moreover, conditions in emerging market countries underline the importance of careful research and experience in understanding how these markets work.
  Political leadership also has some bearing on the progress of the economy and the state of the financial markets. In the months preceding a presidential election year, it has been common for incumbents to attempt to stimulate growth. Given our Republican Congress and Democratic President, however, we do not consider this as likely this time.
  With the rest of the country, we are closely following political initiatives to produce a balanced federal budget. This is a political wild card, but we would expect both the stock and fixed-income markets to react with enthusiasm if progress can be made.
  With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including a question-and-answer interview with your fund's portfolio manager. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers
STEPHEN B. TIMBERS
CHIEF INVESTMENT AND EXECUTIVE OFFICER


December 12, 1995

Performance Update


                          [PHOTO of Robert Cessine]

ROBERT CESSINE JOINED KEMPER FINANCIAL SERVICES, INC. (KFS) IN JANUARY 1993. HE IS NOW A SENIOR VICE PRESIDENT OF KFS AND THE PORTFOLIO MANAGER OF KEMPER INCOME AND CAPITAL PRESERVATION FUND. MR. CESSINE RECEIVED BOTH HIS B.S. AND M.S. DEGREES FROM THE UNIVERSITY OF WISCONSIN, MADISON, WISCONSIN AND IS A CHARTERED FINANCIAL ANALYST.


DURING THE LAST YEAR, LOW INFLATION AND FALLING INTEREST RATES CREATED AN ENVIRONMENT THAT LED TO ONE OF THE BEST BOND MARKETS IN HISTORY. KEMPER INCOME AND CAPITAL PRESERVATION FUND PORTFOLIO MANAGER ROBERT CESSINE EXPLAINS HOW HE EXTENDED THE FUND'S DURATION TO CAPITALIZE ON THE DECLINING INTEREST RATE ENVIRONMENT AND TO ENHANCE PERFORMANCE.

Q. THE FUND'S FISCAL YEAR -- NOVEMBER 1, 1994, THROUGH OCTOBER 31, 1995 -- STARTED AS INTEREST RATES PEAKED AND CONTINUED DURING A PERIOD OF FALLING RATES. WHAT WAS BEHIND THIS SHIFT IN INTEREST RATE DIRECTION AND HOW DID IT IMPACT THE BOND MARKET?

A. Throughout 1994, economic growth was robust. The Federal Reserve Board -- in an effort to circumvent inflation -- raised the federal funds rate six times during 1994 and once in February 1995, resulting in a total increase of 3 percent. Such interest rate hikes hurt the market and bond prices fell dramatically. It was the worst year in modern times for U.S. bonds.
 Yet 1995 was a very good year for bonds. The Fed's tightening led to a soft landing for the economy -- slow economic growth and low inflation. And, as growth slowed, interest rates began to fall and the performance of fixed-income investments improved. Bond prices increased throughout 1995 as market interest rates fell, making bonds more appealing investments.

Q. THE FUND'S CLASS A SHARES RETURNED 17.47 PERCENT FOR THE FISCAL YEAR. HOW DOES THAT COMPARE TO SIMILAR BOND FUNDS AND WHAT DID YOU DO TO ENHANCE THE FUND'S PERFORMANCE?

A. We are pleased with the fund's annual total return. All share classes of the fund ranked in the top 8 percent among all fixed-income funds during the fiscal year ended October 31, 1995, as measured by Lipper Analytical Services, Inc. Its Class A Shares ranked #149, Class B Shares ranked #330 and Class C Shares ranked #273 out of all 4,253 fixed-income funds for the year. When compared to Lipper's Corporate Debt A Rated Category, the fund's Class A Shares placed #19, Class B Shares placed #38 and Class C Shares placed #33 out of 111 funds for the fiscal year.

The portfolio's average duration was critical to the fund's strong performance. Duration is a measurement of a portfolio's sensitivity to interest rates. The shorter the duration, the less sensitive it is to interest rate

Performance Update


changes. When interest rates began to rise in 1994, we adopted a defensive strategy and shortened the fund's average duration. And as interest rates peaked in November 1994, the fund's duration was 4.3 years.
  We maintained a short duration until February, when economic indicators revealed that growth had begun to slow. At that point, we began extending the fund's duration because we expected interest rates to fall. As a result of our optimism, the fund was well prepared to exploit the Spring bond rally that heightened in May. The fund's duration at that time had been extended to 6.4 years. As we continued to extend duration, the fund outperformed the average of its peers from April through October, when the fund's duration reached 6.6 years.

Q. HOW DID YOU ADJUST THE DURATION?


A. The most significant adjustment was our sale of the fund's mortgage holdings. In April, mortgages represented 12 percent of the fund. But by May, we had sold all of the fund's mortgage holdings to invest in Treasuries, which were beginning to outperform as interest rates fell. We sold 30-year Government National Mortgage Association (GNMA) mortgage-backed securities with coupon rates of 7.5 and 8.5 percent. In their place we purchased intermediate- and long-term U.S. Treasuries with longer average durations. This made sense because as interest rates fall, there is a higher risk of mortgage prepayments. If that happens, the fund must reinvest at less attractive market rates. Moreover, in a declining interest rate environment, the prices of mortgages do not keep pace with Treasury prices.
  The move out of mortgages and increased investment in Treasuries was extremely beneficial for the fund in terms of total return. Had we kept our investment in mortgages, each GNMA bond would have appreciated in price by less than $2 between the first part of May and the end of the fiscal year. In contrast, the Treasuries we purchased and held increased in price by approximately $4.50-$5.50. Although yields on the Treasuries weren't as high as on the mortgages, you can see how beneficial price appreciation was to shareholders.

Q. THE FUND INVESTS IN SEVERAL DIFFERENT TYPES OF ASSETS. WHICH SECTOR CONTRIBUTED MOST TO PERFORMANCE THIS YEAR?

A. The corporate bond sector was the strongest performer for many reasons. First, as the Fed achieved a soft landing for the economy, inflationary pressures eased and corporate earnings continued to grow. This provided an excellent environment for corporate bonds overall. Because of their strong performance, we maintained a high level of investment in corporate bonds throughout the year -- between 52-74 percent of the portfolio. And the fund's corporate bond holdings outperformed the other sectors by generating a higher rate of income as well as significant price appreciation.
  The second factor contributing to this sector's performance was our high level of investment in BBB-rated bonds, which represented between 23- 30 percent of the fund's portfolio during the year. The lowest rated of all investment grade bonds, BBB-rated issues outperformed all other high grade bonds for the fiscal year. BBB-rated bonds returned 19.34 percent, while investment grade bonds as a whole returned 18.79 percent, according to the Lehman Brothers Investment Grade Corporate Index.
  Outstanding returns from several specific industries also enhanced returns in the fund's corporate bond sector. The media and cable industry returned over 22 percent during the fiscal year, according to the Lehman Brothers Investment Grade Index. Strong cash flows and debt reduction programs within the industry contributed to its performance. We doubled our investment in this sector to 8.5 percent of the fund because we expect continued cash flow growth and credit quality improvement from these companies.
  The paper and forest products industry also enjoyed strong performance as demand for paper increased and there was a limited supply of new manufacturing capacity. Although we did not increase the level of our investment in this sector, we bought and sold several issues at prices that enhanced the fund's total return.
  Some of the fund's stronger performing bonds, in terms of income and price appreciation, were those within the airline sector. After several unprofitable

Performance Update


years, the airline industry has reduced costs and increased operating profits to levels not seen since 1989. In response to the severe credit quality decline experienced in previous years, Delta and United Airlines embarked upon ambitious programs to reduce operating expenses. Simultaneously, airline traffic grew and industry capacity declined, resulting in higher revenues and significantly higher profits. This helped the fund's investment in those airlines. For instance, a Delta issue we purchased in March appreciated in price by 14 percent through the end of the year. This price appreciation, combined with the issue's attractive coupon rate of 9.75 percent, provided a total return of nearly 20 percent in just seven months.
  Finally, the fund's outstanding corporate bond performance was enhanced by the ongoing research efforts of a dedicated team of credit analysts. Together they consider economic factors such as interest rates, the strength of the economy and the relative valuations -- and attractiveness -- of the fund's potential investments. The research they provide enhances the investment selection process, which is critical to good total return performance.

Q. WERE THERE ANY DISAPPOINTMENTS DURING THE YEAR?

A. We wish we would have identified earlier that the economy was slowing. If we had extended duration in November, 1994, rather than February, 1995, the fund could have provided an even higher return. Although the fund realized gains in December, 1994 and January, 1995, performance for the two months slipped slightly under that of our peers. Fortunately by extending duration ahead of the spring bond rally, the fund recovered the ground it lost to its competitors early in the year.

Q. THE FUND'S DIVIDEND REMAINED CONSTANT DURING THE YEAR WHILE INTEREST RATES DECLINED AND THE FUND'S INCOME-GENERATING MORTGAGES WERE SOLD. WHAT TYPES OF ADJUSTMENTS DID YOU MAKE TO MAINTAIN THE FUND'S DISTRIBUTION?

A. Maintaining a high rate of income for the fund is a priority to us, but we also manage for total return. In the past, mortgage investments have been an important supplement to the fund's dividend income. However, selling mortgages and investing in Treasuries significantly enhanced the fund's total return. Yet, we were still able to preserve the fund's distribution rate by maintaining our portfolio of higher coupon Treasuries and corporate bonds. Together, these two sources more than made up for any income lost by selling rather than holding the mortgages.

Q. DO YOU ANTICIPATE THAT NEXT YEAR WILL BE AS POSITIVE FOR THE FUND?

A. The economic outlook is very good. We anticipate continued slow to moderate economic growth, a benign level of inflation and interest rates that should continue to fall. Further contributing to this scenario is the likelihood that a meaningful balanced federal budget agreement will be reached. If that happens, it is possible that interest rates may move even lower during 1996. This would be a very positive environment for fixed-income investments.

Q. WHAT ARE THE RISKS TO THAT ASSUMPTION?

A. The risk would be that economic growth significantly accelerates but, at this point, that's not what the economic data suggest. Exports and housing construction markets are somewhat strong but it is unlikely that these two forces alone could move the economy in a different direction. If the economy would take off, we'd shorten the average maturity of the fund and probably increase our level of mortgage investments, which generally perform better than other fixed-income asset classes when interest rates rise.

Terms to Know


BOND RALLY A sharp, short-lived rise in bond values after a period of either little movement or falling values.

DURATION Duration is a measure of the interest rate sensitivity of a fixed-income portfolio incorporating time to maturity and coupon size. The larger the duration number, the greater the interest rate risk.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

YIELD A fund's yield is a measure of the net investment income per share earned over a specific one month or 30-day period expressed as a percentage of the maximum offering price of the fund's shares at the end of the period.


Performance Update

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
FOR PERIODS ENDED OCTOBER 31, 1995 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                            LIFE OF
                              1-YEAR   5-YEAR   10-YEAR     CLASS
-------------------------------------------------------------------------------------
KEMPER INCOME AND CAPITAL
PRESERVATION FUND CLASS A     12.22%   9.69%    9.23%       9.51%     (SINCE 4/15/74)
-------------------------------------------------------------------------------------
KEMPER INCOME AND CAPITAL
PRESERVATION FUND CLASS B     13.13    N/A      N/A         8.72      (SINCE 5/31/94)
-------------------------------------------------------------------------------------
KEMPER INCOME AND CAPITAL
PRESERVATION FUND CLASS C     16.45    N/A      N/A        10.98      (SINCE 5/31/94)
-------------------------------------------------------------------------------------


------------------------------------------------------------------------------
GROWTH OF AN ASSUMED $10,000 INVESTMENT IN KEMPER INCOME AND
CAPITAL PRESERVATION FUND CLASS A FROM 1/1/76 THROUGH 10/31/95
------------------------------------------------------------------------------

                                              1/1/76       12/31/81        12/31/86         12/31/91         10/31/95
KEMPER INCOME AND CAPITAL PRESERVATION
FUND CLASS A(1)                               10,000       11,952           27,893           43,281         $ 58,789
LEHMAN BROTHERS AGGREGATE BOND INDEX+         10,000       13,418           31,253           50,188         $ 66,120
CONSUMER PRICE INDEX++                        10,000       16,937           19,910           24,847         $ 27,694

                                  [LINE GRAPH]

Past performance is not predictive of future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for A Shares adjustment for the maximum sales charge of 4.5% and for B Shares adjustment for the applicable contingent deferred sales charge as follows:
1-year, 3%; 5-year, 1%; since inception, 0%. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

(1)Performance includes reinvestment of dividends and adjustment for the maximum sales charge for A Shares and the contingent deferred sales charge in effect at the end of the period for B Shares. In comparing the Kemper Income and Capital Preservation Fund performance to the Lehman Brothers Aggregate Bond Index, you should also note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the index.

+ The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage backed securities. Source is Lipper Analytical Services, Inc.

++ The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. Source is Towers Data Systems.

Performance Update


GROWTH OF AN ASSUMED $10,000 INVESTMENT IN KEMPER INCOME AND
CAPITAL PRESERVATION FUND CLASS B FROM 5/31/94 THROUGH 10/31/95

                                        5/31/94         12/31/94        10/31/95
                                        -------         --------        --------
KEMPER INCOME AND CAPITAL PRESERVATION
FUND CLASS B(1)                          10,000          10,008          $ 11,261
LEHMAN BROTHERS AGGREGATE BOND INDEX+    10,000          10,077          $ 11,600
CONSUMER PRICE INDEX++                   10,000          10,149          $ 10,420

                                  [LINE GRAPH]



GROWTH OF AN ASSUMED $10,000 INVESTMENT IN KEMPER INCOME AND
CAPITAL PRESERVATION FUND CLASS C FROM 5/31/94 THROUGH 10/31/95

                                        5/31/94        12/31/94        10/31/95
                                        -------        --------        --------
KEMPER INCOME AND CAPITAL PRESERVATION
FUND CLASS C(1)                          10,000         10,009          $ 11,594
LEHMAN BROTHERS AGGREGATE BOND INDEX+    10,000         10,077          $ 11,600
CONSUMER PRICE INDEX++                   10,000         10,149          $ 10,420

                                  [LINE GRAPH]

Industry Sectors


PORTFOLIO COMPOSITION

------------------------------------------------------------------------------
                                          ON 10/31/95             ON 10/31/94
------------------------------------------------------------------------------
MORTGAGE-BACKED                                --%                      6%
TREASURY BONDS AND NOTES                       18                       12
FOREIGN BONDS                                   5                        2
CORPORATE BONDS                                65                       62
CASH AND EQUIVALENTS                           12                       18
------------------------------------------------------------------------------
                                              100%                     100%


             [PIE CHART]                           [PIE CHART]
             ON 10/31/95                           ON 10/31/94




YEARS TO MATURITY

------------------------------------------------------------------------------
                                          ON 10/31/95              ON 10/31/94
------------------------------------------------------------------------------
CASH AND EQUIVALENTS                           12%                      18%
1-10 YEARS                                     49                       41
10-20 YEARS                                    20                       26
20+ YEARS                                      19                       15
------------------------------------------------------------------------------
                                              100%                     100%


             [PIE CHART]                           [PIE CHART]
             ON 10/31/95                           ON 10/31/94



DURATION

------------------------------------------------------------------------------
                                          ON 10/31/95              ON 10/31/94
------------------------------------------------------------------------------
DURATION                                  6.6 YEARS                4.2 YEARS
------------------------------------------------------------------------------


Portfolio of Investments

KEMPER INCOME AND CAPITAL PRESERVATION FUND
PORTFOLIO OF INVESTMENTS AT OCTOBER 31, 1995
(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------
                                                                                   PRINCIPAL
GOVERNMENT OBLIGATIONS                                                               AMOUNT           VALUE
-------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
OBLIGATIONS                      U.S. Treasury Notes and Bonds
                                  8.875%, 1997                                      $10,000           $10,611
                                  9.25%, 1998                                        30,000            32,691
                                  10.75%, 2003                                       45,000            57,832
                                  6.875%, 2025                                        5,000             5,357
                                  7.625%, 2025                                       50,100            58,092

                                 ----------------------------------------------------------------------------
                                 TOTAL U.S. GOVERNMENT OBLIGATIONS--25.3%
                                 (Cost: $159,964)                                                     164,583
                                 ============================================================================

FOREIGN GOVERNMENT               Republic of Finland, 7.875%, 2004                    5,000             5,473
OBLIGATIONS                      Republic of Italy, 6.875%, 2023                      5,000             4,625
                                 Province of Manitoba, 7.75%, 2016                    5,000             5,412
                                 Province of Nova Scotia, 8.25%, 2019                 4,000             4,481

                                 ----------------------------------------------------------------------------
                                 TOTAL FOREIGN GOVERNMENT OBLIGATIONS--3.1%
                                 (Cost: $19,449)                                                       19,991
                                 ============================================================================

-------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS
-------------------------------------------------------------------------------------------------------------
BANKS - 15.5%                    Abbey National First Capital, 8.20%, 2004            5,000             5,513
                                 ABN-Amro Holding N.V., 8.25%, 2009                   7,000             7,603
                                 Banco Central Hispano, 7.50%, 2005                   7,500             7,656
                                 Barnett Bank, 6.90%, 2005                            7,500             7,539
                                 Capital One Bank, 8.125%, 2000                       7,500             7,929
                                 Citicorp, 7.625%, 2005                               5,000             5,303
                                 Crestar Financial Corporation, 8.75%, 2004           5,000             5,636
                                 Dresdner Bank, N.Y., 7.25%, 2015                     5,000             5,074
                                 First Fidelity Bancorporation, 9.625%, 1999          5,000             5,535
                                 First USA Bank, 8.10%, 1997                          7,500             7,684
                                 Fleet Financial Group, Inc., 8.625%, 2007            5,000             5,656
                                 Kansallis Osake Pankki, 8.65%, 2050                  5,000             5,271
                                 NationsBank Corporation, 9.50%, 2004                 5,000             5,877
                                 Riggs National Corp., 8.50%, 2006                    7,000             7,276
                                 Svenska Handelbamken, 8.35%, 2004                    5,000             5,485
                                 Wells Fargo and Company, 8.75%, 2002                 5,000             5,551
                                 ----------------------------------------------------------------------------
                                                                                                      100,588

                                 ============================================================================
COMMUNICATIONS, MEDIA            Continental Cablevision, Inc., 9.50%, 2013           3,685             3,860
AND ELECTRONICS - 8.5%           Cox Communications, 6.875%, 2005                     7,500             7,497
                                 Digital Equipment Corporation, 7.125%, 2002          7,000             6,919
                                 News American Holdings, Inc., 9.25%, 2013            7,500             8,534
                                 Rogers Cablesystems Limited, 10.00%, 2005            3,500             3,657
                                 Tele-Communications, Inc., 9.80%, 2012               4,350             4,976
                                 Telewest PLC, zero coupon, 2007                      8,000             4,700


Portfolio of Investments

(DOLLARS IN THOUSANDS)
------------------------------------------------------------------------------------------------------------
                                                                                   PRINCIPAL
                                                                                     AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------
                                 Time Warner Entertainment Company, L.P.,
                                  8.375%, 2033                                       $7,500           $7,598
                                 Viacom International Inc., 8.00%, 2006               7,500            7,444
                                 ---------------------------------------------------------------------------
                                                                                                      55,185
                                 ===========================================================================

CONSUMER PRODUCTS,               American Home Products, 7.90%, 2005                  7,500            8,167
RETAILING AND                    Black & Decker Corp., 7.50%, 2003                    7,000            7,240
SERVICES - 10.5%                 Federated Department Stores, 10.00%, 2001            7,500            8,025
                                 Grand Metropolitan Investment Corp., 7.45%, 2035     5,000            5,412
                                 May Department Stores, 7.50%, 2015                   7,500            7,733
                                 Philip Morris Inc.
                                  8.25%, 2003                                         3,500            3,809
                                  7.25%, 2003                                         4,000            4,100
                                 Philips Electronics N.V., 8.375%, 2006               7,000            7,796
                                 RJR Nabisco, Inc.
                                  8.00%, 2000                                         3,500            3,671
                                  8.75%, 2005                                         7,500            7,446
                                 Sears Roebuck Acceptance Corporation, 6.75%, 2005    5,000            5,003
                                 ---------------------------------------------------------------------------
                                                                                                      68,402
                                 ===========================================================================

DRUGS AND HEALTH                 Columbia Healthcare, 6.910%, 2005                    7,500            7,580
CARE - 1.9%                      Tenet Healthcare, 8.625%, 2003                       4,750            4,869
                                 ---------------------------------------------------------------------------
                                                                                                      12,449
                                 ===========================================================================

FINANCIAL SERVICES -             Aegon N.V., 8.00%, 2006                              5,000            5,456
9.8%                             African Development Bank, 9.30%, 2000                4,000            4,471
                                 Associates Corporation, N.A., 8.25%, 1999            5,000            5,350
                                 Commercial Credit, 7.375%, 2005                      5,000            5,227
                                 Donaldson, Lufkin & Jenrette, 6.875%, 2005           5,000            4,975
                                 Finova Capital Corporation, 6.625%, 2001             5,000            5,022
                                 General Electric Capital Corporation, 8.625%, 2008   5,000            5,835
                                 Household Finance, 8.00%, 2004                       5,000            5,428
                                 Inter-American Development Bank, 7.00%, 2025         7,500            7,555
                                 International Bank for Reconstruction & Development,
                                  14.90%, 1997                                        3,500            3,957
                                 Lehman Brothers Holdings, 7.125%, 2003               5,000            5,022
                                 United States Leasing International,
                                  Inc., 8.75%, 2001                                   5,000            5,554
                                 ---------------------------------------------------------------------------
                                                                                                      63,852
                                 ===========================================================================

MANUFACTURING AND                American Standard Inc., 10.875%, 1999                3,000            3,270
CONSTRUCTION                     Case Corporation, 7.25%, 2005                        5,000            5,125
MATERIALS - 4.4%                 CSR America, 6.875%, 2005                            7,500            7,570
                                 EG & G Inc., 6.80%, 2005                             5,000            4,950
                                 Grumman Corporation, 10.375%, 1999                   5,000            5,035
                                 Owens-Illinois, Inc., 11.00%, 2003                   2,000            2,220
                                 ---------------------------------------------------------------------------
                                                                                                      28,170
                                 ===========================================================================


Portfolio of Investments

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------
                                                                                     PRINCIPAL
                                                                                      AMOUNT            VALUE
--------------------------------------------------------------------------------------------------------------
OIL, GAS AND                     Parker & Parsley Petroleum, 8.875%, 2005             $5,000            $5,421
PETROLEUM                        Petronas Dagangan Bhd, 7.75%, 2015                    5,000             5,227
SERVICES - 3.7%                  Repsol International Finance, 7.00%, 2005             5,000             5,141
                                 USX Corporation, 9.375%, 2012                         7,500             8,472
                                 -----------------------------------------------------------------------------
                                                                                                        24,261
                                 =============================================================================

PAPER AND FOREST                 Boise Cascade Company
PRODUCTS - 2.8%                   9.850%, 2002                                         2,000             2,305
                                  9.45%, 2009                                          5,500             6,503
                                 James River Corporation, 9.25%, 2021                  3,500             4,164
                                 West Fraser Timber Co. Ltd., 7.25%, 2002              5,000             5,021
                                 -----------------------------------------------------------------------------
                                                                                                        17,993
                                 =============================================================================

TRANSPORTATION - 6.8%            Delta Airlines
                                  9.32%, 2009                                          4,553             4,956
                                  9.75%, 2021                                          3,000             3,430
                                 Ford Motor Credit, 7.75%, 2005                        5,000             5,344
                                 General American Transportation Corp., 10.29%, 1999   5,000             5,613
                                 General Motors Acceptance Corporation, 8.875%, 2010   5,000             5,894
                                 The Hertz Corporation, 7.00%, 2003                    5,000             5,032
                                 Penske Truck Leasing, 8.25%, 1999                     5,000             5,294
                                 United Airlines
                                  11.21%, 2014                                         4,000             4,818
                                  9.56%, 2018                                          3,500             3,727
                                 -----------------------------------------------------------------------------
                                                                                                        44,108
                                 =============================================================================

UTILITIES - 2.5%                 Chesapeake and Potomic Telephone Company
                                  of Virginia, 8.375%, 2029                            5,000             5,916
                                 Commonwealth Edison Company, 8.125%, 2007             5,000             5,140
                                 Tenaga, Nasional Berhad, 7.50%, 2025                  5,000             4,970
                                 -----------------------------------------------------------------------------
                                                                                                        16,026

                                 =============================================================================
                                 TOTAL CORPORATE OBLIGATIONS--66.4%
                                 (Cost: $416,689)                                                      431,034
                                 =============================================================================

MONEY MARKET                     Yield-5.72% to 5.85%, Due November 1995
 INSTRUMENTS                     Conagra Inc.                                          2,800             2,800
                                 Cooper Industries                                     5,000             4,994
                                 Goldman Sachs Group L.P.                              2,300             2,299
                                 Quaker Oats                                           3,000             2,997


Portfolio of Investments

(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------
                                                                                  PRINCIPAL
                                                                                    AMOUNT             VALUE
--------------------------------------------------------------------------------------------------------------
                                 Sheffield Receivables                              $5,000             $4,994
                                 Working Capital Management Company L.P.             2,000              2,000
                                 -----------------------------------------------------------------------------
                                 TOTAL MONEY MARKET INSTRUMENTS--3.1%
                                 (Cost: $20,085)                                                       20,084
                                 =============================================================================
                                 TOTAL INVESTMENTS--97.9%
                                 (Cost: $616,187)                                                     635,692
                                 =============================================================================
                                 CASH AND OTHER ASSETS, LESS LIABILITIES--2.1%                         13,735
                                 =============================================================================
                                 NET ASSETS--100%                                                    $649,427
                                 =============================================================================


------------------------------------------------------------------------------
NOTE TO PORTFOLIO OF INVESTMENTS
------------------------------------------------------------------------------

Based on the cost of investments of $616,187,000 for federal income tax purposes at October 31, 1995, the aggregate gross unrealized appreciation was $22,135,000, aggregate gross unrealized depreciation was $2,630,000 and the net unrealized appreciation of investments was $19,505,000.

See accompanying Notes to Financial Statements.

Report of Independent Auditors


THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER INCOME AND CAPITAL PRESERVATION FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Income and Capital Preservation Fund as of October 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Income and Capital Preservation Fund at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1991, in conformity with generally accepted accounting principles.


                                                        ERNST & YOUNG LLP

                                        Chicago, Illinois
                                        November 28, 1995

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995
(IN THOUSANDS)

-----------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------
Investments, at value
(Cost: $616,187)                                             $  635,692
Cash                                                              1,270
Receivable for:
  Fund shares sold                                                1,106
  Investments sold                                                5,910
  Interest                                                       13,176
    TOTAL ASSETS                                                657,154
=======================================================================

-----------------------------------------------------------------------
LIABILITIES AND NET ASSETS
-----------------------------------------------------------------------
Payable for:
  Dividends                                                       1,208
  Fund shares redeemed                                              395
  Investments purchased                                           5,446
  Management fee                                                    288
  Administrative services fee                                       104
  Custodian and transfer agent fees and related expenses            166
  Other                                                             120
    Total Liabilities                                             7,727
-----------------------------------------------------------------------
NET ASSETS                                                   $  649,427
=======================================================================

-----------------------------------------------------------------------
ANALYSIS OF NET ASSETS
-----------------------------------------------------------------------
Paid-in capital                                              $  639,348
Accumulated net realized loss on investments                    (21,045)
Net unrealized appreciation on investments                       19,505
Undistributed net investment income                              11,619
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                  $  649,427
=======================================================================

-----------------------------------------------------------------------
THE PRICING OF SHARES
-----------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($535,786 / 62,158 shares outstanding)
  Maximum offering price per share                                $8.62
  (net asset value, plus 4.71% of
  net asset value or 4.50% of offering price)                     $9.03
=======================================================================
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($97,425 / 11,336 shares outstanding)                           $8.59
=======================================================================
CLASS C SHARES
  Net asset value and redemption price per share
  ($4,860 / 564 shares outstanding)                               $8.61
=======================================================================
CLASS I SHARES
  Net asset value and redemption price per share
  ($11,356 / 1,318 shares outstanding)                            $8.61
=======================================================================

See accompanying Notes to Financial Statements.

Financial Statements


STATEMENT OF OPERATIONS
Year ended October 31, 1995
(IN THOUSANDS)

-----------------------------------------------------------------------
NET INVESTMENT INCOME
-----------------------------------------------------------------------
Interest income                                               $  44,957
Expenses:
  Management fee                                                  2,923
  Administrative services fee                                       954
  Distribution services fee                                         301
  Custodian and transfer agent fees and related expenses            964
  Professional fees                                                  45
  Reports to shareholders                                            96
  Trustees' fees and other                                           38
  Total expenses                                                  5,321
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                            39,636
=======================================================================

-----------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------
  Net realized loss on sales of investments
                                                                 (1,822)
  Net realized loss from futures transactions                    (1,132)
    Net realized loss                                            (2,954)
  Change in net unrealized depreciation on investments           49,840
Net gain on investments                                          46,886
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  86,522
=======================================================================


STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                                 YEAR ENDED OCTOBER 31,
                                                                1995                1994
--------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------------------
  Net investment income                                       $ 39,636            $  39,819
  Net realized loss                                             (2,954)             (18,072)
  Change in net unrealized depreciation                         49,840              (49,533)
Net increase (decrease) in net assets
resulting from operations                                       86,522              (27,786)
Net equalization charges                                          (381)                (125)
  Distribution from net investment income                      (40,603)             (37,976)
  Distribution from net realized gain                               --               (3,161)
Total dividends to shareholders                                (40,603)             (41,137)
Net increase from capital share transactions                    93,457               10,335
TOTAL INCREASE (DECREASE) IN NET ASSETS                        138,995              (58,713)
============================================================================================

--------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------
Beginning of year                                              510,432              569,145
END OF YEAR (INCLUDING UNDISTRIBUTED
NET INVESTMENT INCOME OF $11,619
AND $13,222, RESPECTIVELY)                                   $ 649,427              510,432
============================================================================================

Notes to Financial Statements

------------------------------------------------------------------------------
1 DESCRIPTION OF THE FUND              Kemper Income and Capital Preservation
                                       Fund is an open-end management
                                       investment company organized as a
                                       business trust under the laws of
                                       Massachusetts. The Fund offers four
                                       classes of shares. Class A shares
                                       are sold to investors subject to an
                                       initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial or a contingent deferred sales charge but are subject to higher ongoing expenses than Class A shares and do not convert into another class. Class I shares, which are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.
                                       Each share represents an identical
                                       interest in the investments of the Fund
                                       and has the same rights.


------------------------------------------------------------------------------
2 SIGNIFICANT ACCOUNTING POLICIES      INVESTMENT VALUATION. Investments are
                                       stated at value. Fixed income
                                       securities are valued by using market
                                       quotations, or independent pricing
                                       services that use prices provided by
                                       market makers or estimates of market
                                       values obtained from yield data
                                       relating to instruments or securities
                                       with similar characteristics.
                                       Portfolio securities that are traded
                                       on a national securities exchange are
                                       valued at the last sale price on the
                                       exchange where primarily traded or,
                                       if there is no recent sale, at the
                                       last current bid quotation. Portfolio
                                       securities that are primarily traded
                                       on foreign securities exchanges are
                                       generally valued at the preceding
                                       closing values of such securities on
                                       their respective exchanges where
                                       primarily traded. Securities not so
                                       traded are valued at the last current
                                       bid quotation if market quotations
                                       are available. Exchange traded
                                       options are valued at the last sale
                                       price unless there is no sale price,
                                       in which event prices provided by
                                       market makers are used.
                                       Over-the-counter traded options are
                                       valued based upon prices provided by
                                       market makers. Financial futures and
                                       options thereon are valued at the
                                       settlement price established each day
                                       by the board of trade or exchange on
                                       which they are traded. Other
                                       securities and assets are valued at
                                       fair value as determined in good
                                       faith by the Board of Trustees.

                                       INVESTMENT TRANSACTIONS AND INVESTMENT
                                       INCOME. Investment transactions are
                                       accounted for on the trade date (date
                                       the order to buy or sell is executed).
                                       Interest income is recorded on the
                                       accrual basis and includes premium and
                                       discount amortization on money market
                                       instruments and mortgage-backed
                                       securities; it also includes original
                                       issue  and market discount amortization
                                       on long-term fixed income securities.
                                       Realized gains and losses from
                                       investment transactions are reported on
                                       an identified cost basis.

                                       FUND SHARE VALUATION. Fund shares are
                                       sold and redeemed on a continuous
                                       basis at net asset value (plus an
                                       initial sales charge on most sales of
                                       Class A shares). Proceeds payable on
                                       redemption of Class B shares will be
                                       reduced by the amount of any
                                       applicable contingent deferred sales
                                       charge. On each day the New York
                                       Stock Exchange is open

Notes to Financial Statements

                                        for trading, the net asset value per
                                        share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                                        FEDERAL INCOME TAXES AND DIVIDENDS TO
                                        SHAREHOLDERS. The Fund has complied
                                        with the special provisions of the
                                        Internal Revenue Code available to
                                        investment companies and therefore no
                                        federal income tax provision is
                                        required. The accumulated net
                                        realized loss on sales of investments
                                        for federal income tax purposes at
                                        October 31, 1995, amounting to
                                        approximately $21,025,000 is
                                        available to offset future taxable
                                        gains. If not applied, the loss
                                        carryover expires during the period
                                        2002 through 2003.

                                        The Fund declares and pays dividends
                                        on a monthly basis. Net realized
                                        capital gains, if any, will be
                                        distributed at least annually.
                                        Differences in dividends per share
                                        are due to different class expenses.
                                        Dividends payable to its shareholders
                                        are recorded by the Fund on the
                                        ex-dividend date.

                                        Dividends are determined in
                                        accordance with income tax principles
                                        which may treat certain transactions
                                        differently than generally accepted
                                        accounting principles.

                                        EQUALIZATION ACCOUNTING. A portion of
                                        proceeds from sales and cost of
                                        redemptions of Fund shares is
                                        credited or charged to undistributed
                                        net investment income so that income
                                        per share available for distribution
                                        is not affected by sales or
                                        redemptions of shares.

-------------------------------------------------------------------------------
3 TRANSACTIONS WITH AFFILIATES          MANAGEMENT AGREEMENT. The Fund has a
                                        management agreement with Kemper
                                        Financial Services, Inc. (KFS) and
                                        pays a management fee at an annual
                                        rate of .55% of the first $250
                                        million of average daily net assets
                                        declining gradually to .40% of
                                        average daily net assets in excess of
                                        $12.5 billion. The Fund incurred a
                                        management fee of $2,923,000 for the
                                        year ended October 31, 1995.

                                        UNDERWRITING AND DISTRIBUTION
                                        SERVICES AGREEMENT. The Fund has an
                                        underwriting and distribution
                                        services agreement with Kemper
                                        Distributors, Inc. (KDI).
                                        Underwriting commissions paid in
                                        connection with the distribution of
                                        Class A shares are as follows:


                                                                                             COMMISSIONS          COMMISSIONS
                                                                            COMMISSIONS     ALLOWED BY KDI          PAID TO
                                                                             RETAINED       TO RETAIL FIRMS        AFFILIATES
                                                                              BY KDI     (INCLUDING AFFILIATES)     OF KDI
                                                                            -----------  ----------------------   -----------
                                        Year ended October 31, 1995           $96,000            767,000           110,000


                                        For services under the distribution
                                        services agreement, the Fund pays KDI
                                        a fee of .75% of average daily net
                                        assets of the Class B and Class C
                                        shares. Pursuant to the agreement,
                                        KDI enters into related selling group
                                        agreements with various firms at
                                        various rates for sales of Class B
                                        and Class C shares. In addition, KDI
                                        receives any contingent deferred
                                        sales charges (CDSC)

Notes to Financial Statements

                                        from redemptions of Class B shares.
                                        Distribution fees and commissions paid
                                        in connection with the sale of Class B
                                        and Class C shares and the CDSC
                                        received in connection with the
                                        redemption of Class B shares are as
                                        follows:


                                                                                                 COMMISSIONS
                                                                           DISTRIBUTION        AND DISTRIBUTION        AMOUNTS
                                                                             FEES AND            FEES PAID BY          PAID TO
                                                                           CDSC RECEIVED         KDI TO FIRMS         AFFILIATES
                                                                              BY KDI        (INCLUDING AFFILIATES)      OF KDI
                                                                           -------------    ----------------------    ----------
                                        Year ended October 31, 1995           $387,000                888,000            114,000

                                        ADMINISTRATIVE SERVICES AGREEMENT. The
                                        Fund has an administrative services
                                        agreement with KDI. For providing
                                        information and administrative services
                                        to Class A, Class B and Class C
                                        shareholders, the Fund pays KDI a fee
                                        at an annual rate of up to .25% of
                                        average daily net assets of each class.
                                        KDI in turn has various agreements
                                        with financial services firms that
                                        provide these services and pays these
                                        firms based on assets of Fund accounts
                                        the firms service. Administrative
                                        services fees (ASF) paid are as follows:

                                                                                                ASF
                                                                          ASF                 PAID BY                  ASF
                                                                      PAID BY THE           KDI TO FIRMS             PAID TO
                                                                      FUND TO KDI      (INCLUDING AFFILIATES)   AFFILIATES OF KDI
                                                                      -----------      ----------------------   -----------------
                                        Year ended October 31, 1995     $954,000              980,000                108,000

                                        SHAREHOLDER SERVICES AGREEMENTS.
                                        Pursuant to a services agreement with
                                        the Fund's transfer agent, Kemper
                                        Service Company (KSvC) is the
                                        shareholder service agent of the Fund.
                                        For the year ended October 31, 1995, the transfer agent remitted shareholder services fees to KSvC of $840,000.

                                        OFFICERS AND TRUSTEES. Certain
                                        officers or trustees of the Fund are
                                        also officers or directors of KFS.
                                        During the year ended October 31,
                                        1995, the Fund made no direct
                                        payments to its officers and incurred
                                        trustees' fees of $21,000 to
                                        independent trustees.

-------------------------------------------------------------------------------
4 INVESTMENT TRANSACTIONS               For the year ended October 31, 1995,
                                        investment transactions (excluding
                                        short-term instruments) are as
                                        follows (in thousands):

                                        Purchases                   $1,026,727
                                        Proceeds from sales            953,000

Notes to Financial Statements

--------------------------------------------------------------------------------
5 CAPITAL SHARE TRANSACTIONS            The following table summarizes the
                                        activity in capital shares of the
                                        Fund (in thousands):

                                                                               YEAR ENDED OCTOBER 31,
                                                                        1995                            1994
                                                               ------------------------        ------------------------
                                                               SHARES            AMOUNT        SHARES          AMOUNT
                                        -------------------------------------------------------------------------------
                                        SHARES SOLD
                                        -------------------------------------------------------------------------------
                                          Class A              11,111          $  90,463        11,289        $  93,290
                                          Class B              13,152            110,374         4,160           33,723
                                          Class C               1,023              8,763            50              408
                                          Class I               1,374             11,709            --               --
                                        -------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        -------------------------------------------------------------------------------
                                          Class A               2,950             24,216         3,192           26,688
                                          Class B                 254              2,120            19              149
                                          Class C                  10                 92             1                5
                                          Class I                  26                224            --               --
                                        -------------------------------------------------------------------------------
                                         SHARES REDEEMED
                                        -------------------------------------------------------------------------------
                                          Class A             (15,124)          (121,197)      (14,812)        (121,231)
                                          Class B              (3,307)           (28,190)       (2,831)         (22,697)
                                          Class C                (520)            (4,413)           --               --
                                          Class I                 (82)              (704)           --               --
                                        -------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        -------------------------------------------------------------------------------
                                          Class A                 106                883             5               42
                                          Class B                (106)              (883)           (5)             (42)
                                        -------------------------------------------------------------------------------
                                        NET INCREASE
                                        FROM CAPITAL
                                        SHARE TRANSACTIONS                     $  93,457                      $  10,335
                                        ===============================================================================


Financial Highlights

                                                                  --------------------------------------------------------
                                                                                           CLASS A
                                                                  --------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                                    1995       1994          1993       1992         1991
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                 $  7.91      8.97          8.34       8.22         7.70
Income from investment operations:
  Net investment income                                                .61       .61           .63        .67          .74
  Net realized and unrealized gain (loss)                              .72     (1.03)          .62        .11          .53
Total from investment operations                                      1.33      (.42)         1.25        .78         1.27
--------------------------------------------------------------------------------------------------------------------------
Less dividends:
    Distribution from net investment income                            .62       .59           .62         .66         .75
    Distribution from net realized gain                                 --       .05            --          --          --
Total dividends                                                        .62       .64           .62         .66         .75
Net asset value, end of year                                       $  8.62      7.91          8.97        8.34        8.22
==========================================================================================================================
TOTAL RETURN                                                         17.47%    (4.86)        15.48        9.83       17.26

--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
Expenses                                                               .90%      .94           .82         .82         .82
Net investment income                                                 7.31      7.34          7.26        8.01        9.21
--------------------------------------------------------------------------------------------------------------------------

                                                                  -------------------      -------------------     --------
                                                                        CLASS B                  CLASS C           CLASS I
                                                                  -------------------      -------------------     --------
                                                                    YEAR      MAY 31,       YEAR       MAY 31,     JULY 3,
                                                                   ENDED      1994 TO       ENDED      1994 TO     1995 TO
                                                                  OCT. 31,    OCT. 31,     OCT. 31,    OCT. 31,    OCT. 31,
                                                                    1995        1994         1995        1994        1995
-------------------------------------------------------------------------------------      -------------------     --------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------      -------------------     --------
Net asset value, beginning of period                               $  7.90      8.16          7.90        8.16        8.52
Income from investment operations:
  Net investment income                                                .51       .23           .53         .23         .19
  Net realized and unrealized gain (loss)                              .72      (.26)          .72        (.26)        .12
Total from investment operations                                      1.23      (.03)         1.25        (.03)        .31
-------------------------------------------------------------------------------------      -------------------     --------
Less distribution from net investment income                           .54       .23           .54         .23         .22
Net asset value, end of period                                     $  8.59      7.90          8.61        7.90        8.61
=====================================================================================      ===================     ========
TOTAL RETURN (NOT ANNUALIZED)                                        16.12%     (.45)        16.45        (.44)       3.65

-------------------------------------------------------------------------------------      -------------------     --------
ANNUALIZED RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------------------------------------------      -------------------     --------
Expenses                                                              1.81%      1.92         1.78        1.89         .62
Net investment income                                                 6.40       6.72         6.43        6.75        6.87
-------------------------------------------------------------------------------------      -------------------     --------


---------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
---------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
                                                                   1995         1994         1993        1992         1991
---------------------------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)                          $649,427    510,432      569,145     482,009     432,490
Portfolio turnover rate                                                182%       163          190         178         115
---------------------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges.

Shareholders' Meeting

SPECIAL SHAREHOLDERS' MEETING

On September 19, 1995 a special shareholders' meeting was held. Kemper Income and Capital Preservation Fund shareholders were asked to vote on four separate issues: election of nine Trustees to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors, approval of a new investment management agreement with Kemper Financial Services, Inc. or its successor on the same terms as the current agreement and for Class B and Class C shareholders only, approval of a new 12b-1 distribution plan with Kemper Distributors, Inc. or its successor on the same terms as the current plan. We are pleased to report that all nominees were elected and all other items were approved. Following are the results for each issue:


- Election of Trustees

                                For         Withheld
      David W. Belin            43,476,098  1,146,809
      Lewis A. Burnham          43,480,561  1,142,346
      Donald L. Dunaway         43,502,872  1,120,035
      Robert B. Hoffman         43,516,259  1,106,648
      Donald R. Jones           43,507,334  1,115,573
      David B. Mathis           43,449,325  1,173,582
      Shirley D. Peterson       43,422,551  1,200,356
      William P. Sommers        43,480,561  1,142,346
      Stephen B. Timbers        43,507,334  1,115,573

- Ratification of the selection of Ernst & Young LLP as independent auditors for the fund

      For                 Against              Abstain
      42,614,107          494,762              1,514,038

- Approval of new investment management agreement

      For                 Against              Abstain
      41,813,554          982,506              1,826,847

- Approval of new 12b-1 distribution plan

                       For            Against       Abstain
    Class B
    Shares             2,932,161      76,385        128,196
    Class C
    Shares               315,964          573         4,692

Trustees and Officers

TRUSTEES
STEPHEN B. TIMBERS
President and Trustee
DAVID W. BELIN
Trustee
LEWIS A. BURNHAM
Trustee
DONALD L. DUNAWAY
Trustee
ROBERT B. HOFFMAN
Trustee
DONALD R. JONES
Trustee
DAVID B. MATHIS
Trustee
SHIRLEY D. PETERSON
Trustee
WILLIAM P. SOMMERS
Trustee

OFFICERS
JOHN E. PETERS
Vice President
J. PATRICK BEIMFORD, JR.
Vice President
ROBERT C. CESSINE
Vice President
PHILIP J. COLLORA
Vice President
and Secretary
CHARLES F. CUSTER
Vice President and
Assistant Secretary
JEROME L. DUFFY
Treasurer
ELIZABETH C. WERTH
Assistant Secretary

-------------------------------------------------------------------------------

     LEGAL COUNSEL                            VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                              222 North LaSalle Street
                                              Chicago, IL 60601

     SHAREHOLDER SERVICE AGENT                KEMPER SERVICE COMPANY
                                              P.O. Box 419557
                                              Kansas City, MO 64141
                                              1-800-621-1048

     CUSTODIAN AND TRANSFER AGENT             INVESTORS FIDUCIARY TRUST COMPANY
                                              127 West 10th Street
                                              Kansas City, MO 64105

     INDEPENDENT AUDITORS                     ERNST & YOUNG LLP
                                              233 South Wacker Drive
                                              Chicago, IL 60606

     INVESTMENT MANAGER                       KEMPER FINANCIAL SERVICES, INC.


     PRINCIPAL UNDERWRITER                    KEMPER DISTRIBUTORS, INC.
                                              120 South LaSalle Street
                                              Chicago, IL 60603



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unless preceded or accompanied by a                  [KEMPER MUTUAL FUNDS LOGO]
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KICPF - 2 (12/95)                                         Printed in the U.S.A.